4 Risk management	12 Months Ended
Dec. 31, 2020
Disclosure of risk management strategy related to hedge accounting [abstract]
Risk management
4	Risk management

Braskem is exposed to market risks arising from variations in commodity prices, foreign exchange rates and interest rates, credit risks of its counterparties in cash equivalents, financial investments and trade accounts receivable, and liquidity risks to meet its obligations from financial liabilities.

Braskem adopts procedures for managing market and credit risks that are in conformity with its Financial Policy, which is reviewed by the Board of Directors quarterly. The purpose of risk management is to protect the Company’s cash flows and reduce the threats to the financing of its operating working capital and investment programs.

4.1	Market risks

Braskem prepares a sensitivity analysis for foreign exchange rate and interest rate risks to which it is exposed, presented in Note 20.6(c.2).

Management of the interest rate benchmark reform and associated risks

Overview

The planning for an organized replacement of interbank offered rates (“IBORs”) for alternative, nearly risk-free interest rates (RFRs, or “Risk-Free Rates”) is being taken under several market initiatives. However, several details regarding the time and transition methods are still being discussed. The Company uses IBORs as reference rates on several of its financial instruments, and as part of these market-wide initiatives, RFRs will eventually replace such reference rates. While the transition will force modifications on contracts that use IBORs as reference rates, the Company expects no significant impact on its risk management and hedge accounting procedures after its completion. However, it will continue to monitor the transition and implement whatever changes or new controls are deemed to be appropriate as potential issues arise.

Derivatives

The Company holds interest rate swaps for risk management purposes, which are designated in cash flow hedging relationships. The interest rate swaps have floating legs that are indexed to LIBOR. The Company’s derivative instruments are governed by contracts based on the master agreements of the International Swaps and Derivatives Association (“ISDA”).

As part of the IBOR reform, the ISDA published a protocol that changed all master agreements in force to include RFRs as replacement rates (fallback) for use upon discontinuation of the various IBORs. The protocol comes into force on January 25, 2021, and Braskem S.A., already has carried out its adoption; other entities of the Company are still in the adoption process.

Hedge accounting

As of December 31, 2020, Braskem has cash flow hedges indexed to LIBOR. The Company expects that indexation of the hedged items and hedging instruments to LIBOR will be replaced with SONIA (“Sterling Overnight Interbank Average Rate”) in 2021. Whenever the replacement occurs, Braskem expects to apply the amendments related to hedge accounting, however, there is uncertainty about when and how replacement may occur. Hedging relationships may experience hedge ineffectiveness if there is a timing or other mismatch between the transition of the hedged item and that of the hedging instrument to SONIA. Braskem does not expect that the amount accumulated in the other comprehensive income will be immediately reclassified to profit or loss because of IBOR transition. Meanwhile, the Company will ensure that all relevant hedge accounting documentation is evaluated and updated appropriately.

The Company will apply the changes described in IFRS 9, issued in September 2019, to the relationships directed affected by the IBOR reform. Theoretically, hedge accounting designations could present ineffectiveness if the amendment in the interest rate benchmark occurs on a date other than the redesignation of these transactions to hedge accounting. However, we expect both changes (of interest rate benchmark and redesignations) to co-occur.

Liabilities

To date, there are no broad initiatives to replace the benchmarks of IBORs in financial agreements; any modifications will be negotiated bilaterally among the parties.

(a)	Exposure to commodity risks

Most of Braskem’s feedstocks (naphtha, ethane, propane and propylene) and main products (PE, PP and PVC) are commodities quoted on international markets. A series of factors determine the dynamics of these quotes, nevertheless our sales prices are also impacted in a similar proportion when compared with our feedstock supply chain.

(b)	Exposure to foreign exchange risk

Considering the dynamics of the international petrochemical market, where prices are mostly pegged to international dollar-denominated references, Braskem’s sales in Brazil are strongly correlated to the U.S. currency.

Therefore, with the goal of partially mitigating the long-term exchange risk, as of September 2016, the Company started to contract financial derivatives to compose a Long-Term Foreign Exchange Hedge Program. The Program mainly aims to mitigate dollar call and put option contracts, hedging expected flows over a 24-month horizon, as detailed in Note 20.3.

In addition to the Hedge Program, to balance the composition between dollar-denominated assets and liabilities, Braskem’s Financial Policy requires the Company to maintain a percentage of at least 70% of the dollar-denominated portion of net debt. If convenient, the Company may maintain a percentage of more than 70%, although subject to a sensitivity analysis of key financial indicators and proof of the inexistence of significant risk of deterioration of these indicators.

On December 31, 2020, Braskem prepared a sensitivity analysis for its exposure to the fluctuation in the U.S. dollar, as disclosed in Note 20.6.

(c)	Exposure to interest rate risk

Braskem is exposed to the risk that a variation in floating interest rates causes an increase in its financial expense due to payments of future interest. Debt denominated in foreign currency subject to floating rates is mainly subject to fluctuations in Libor. Debt denominated in local currency is mainly subject to the variation in the Interbank Certificate of Deposit (“CDI”) rate.

In 2020, Braskem held swap contracts (Note 20.3.1) in which it receives Libor and pays a fixed rate.

On December 31, 2020, Braskem prepared a sensitivity analysis for the exposure to the floating interest rates Libor, CDI and Extended National Consumer Price Index (“IPCA”), as disclosed in Notes 20.6(c.1) and (c.2).

4.2	Exposure to credit risk

The transactions that subject Braskem to the concentration of credit risks are mainly in bank checking accounts, financial investments, and trade accounts receivable in which Braskem is exposed to the risk of the financial institution or customer involved. In order to manage this risk, Braskem maintains bank current accounts and financial investments with major financial institutions, weighting concentrations in accordance with the credit rating and the daily prices observed in the Credit Default Swap market for the institutions, as well as netting contracts that minimize the total credit risk arising from the many financial transactions entered into by the parties.

On December 31, 2020, 45.9% of the amounts recorded as “Cash and cash equivalents” (Note 5) and “Financial Investments” (Note 6) were allocated to financial institutions that had offset agreements with the Company. The obligations under these agreements are accounted for under “Borrowings” (Note 16). The effective netting of these amounts is possible only in the event of default by one of the parties.

With respect to the credit risk of customers, Braskem protects itself by performing a rigorous analysis before granting credit and obtaining secured and unsecured guarantees when considered necessary, including credit insurance.

The maximum exposure to credit risk of non-derivative financial instruments on the reporting date is the sum of their carrying amounts less any provisions for impairment losses. On December 31, 2020, the balance of trade accounts receivable was net of allowance for doubtful accounts (Note 7).

4.3	Liquidity risk

Braskem has a calculation methodology to determine a minimum cash “monthly vision” (30-day horizon) and a minimum cash “yearly vision” (up to 12-month horizon) for the purpose of, respectively: (i) ensuring the liquidity needed to comply with obligations of the following month; and (ii) ensuring that the Company maintains liquidity during potential crises. The amounts to determine the minimum cash “yearly vision” are calculated mainly based on the projected operating cash generation, less short-term debts and working capital needs. The amounts used for determining the minimum cash “monthly vision” consider the projected operating cash disbursement, debt service and contributions to projects, as well as the planned disbursement for derivatives maturing in the period, among other items. The Company uses as minimum cash in its financial policy the greater of these two references.

In May 2018, the Company, in keeping with its commitment to maintain its financial liquidity, contracted an international revolving credit facility in the amount of US$1 billion, which expires in 2023. This line may be used without restrictions to improve the Company’s credit quality or in the event of deterioration in the macroeconomic scenario. As of December 31, 2020, this new credit line had not been used.

On December 31, 2020, due to the breach of certain covenants provided for in its financing agreement (Note 16), the subsidiary Braskem Idesa recorded under current liabilities its financial obligations with original long-term maturities. Note that Braskem Idesa has been settling all its obligations in accordance with the original maturity schedule and no creditor required or indicated the intention of requiring immediate reimbursement of these obligations or early debt payment.

Considering that the group of creditors of Braskem Idesa will continue not requiring prepayment of the debt, Braskem's financial liabilities by maturity, including the amounts due under the Leniency Agreement (Note 25), are shown in the table below. These amounts are calculated based on cash flows not discounted and may not be reconciled with the amounts disclosed in the statement of financial position.

	Maturity
	Until	Between one and	Between two and	More than
	one year	two years	five years	five years	Total

Trade payables	9,978,595	7,233	-	-	9,985,828
Borrowings	1,439,079	4,365,497	7,953,182	71,000,361	84,758,119
Debentures	56,988	125,320	97,057	-	279,365
Braskem Idesa borrowings	1,194,805	2,340,108	2,911,775	10,212,681	16,659,369
Derivatives	1,314,675	223,813	354,483	-	1,892,971
Loan to non-controlling shareholder of Braskem Idesa	-	-	-	4,747,673	4,747,673
Leniency agreement (Note 25)	399,039	313,562	852,766	-	1,565,367
Lease	870,587	641,313	898,124	1,070,768	3,480,792
At December 31, 2020	15,253,768	8,016,846	13,067,387	87,031,483	123,369,484

If Braskem Idesa’s group of creditors require the early payment of this debt, the Company’s financial liabilities by maturity date, including the amounts due under the Leniency Agreement (Note 25), are shown in the table below. These amounts are gross and undiscounted and include contractual interest payments, therefore may not be reconciled with the statement of financial position.

	Maturity
	Until	Between one and	Between two and	More than
	one year	two years	five years	five years	Total

Trade payables	9,978,595	7,233	-	-	9,985,828
Borrowings	1,439,079	4,365,497	7,953,182	71,000,361	84,758,119
Debentures	56,988	125,320	97,057	-	279,365
Braskem Idesa borrowings	8,064,401	-	-	7,785,795	15,850,196
Derivatives	1,314,675	223,813	354,483	-	1,892,971
Loan to non-controlling shareholder of Braskem Idesa	-	-	-	4,747,673	4,747,673
Leniency agreement (Note 25)	399,039	313,562	852,766	-	1,565,367
Lease	870,587	641,313	898,124	1,070,768	3,480,792
At December 31, 2020	22,123,364	5,676,738	10,155,612	84,604,597	122,560,311

4.4	Capital management

The Company’s policy is to maintain solid capital management to ensure the continuity and development of its business and to maintain the trust of investors, creditors and the general market. The ideal capital structure, according to Braskem’s Management, considers the balance between own capital and the sum of all payables less the amount of cash and cash equivalents and financial investments. This composition meets the Company’s objectives of perpetuity and of offering an adequate return to shareholders and other stakeholders. This structure also permits borrowing costs to remain at adequate levels to maximize shareholder remuneration.

Due to the impact of the U.S. dollar on the Company’s operations, the Management of Braskem believes that the own capital used for capital management purposes should be measured in this currency and on a historical basis. Moreover, the Company may temporarily maintain a capital structure that is different from this ideal. This occurs, for example, during periods of growth, when the Company may finance a large portion of its projects through borrowings, provided that this option maximizes return for shareholders once the financed projects start operating. In order to adjust and maintain the capital structure, the Management of Braskem may also consider the sale of non-strategic assets, the issue of new shares or even adjustments to dividend payments.

As is the case of liquidity, capital is managed at the consolidated level, except for the liquidity and capital of Braskem Idesa, whose specific management is concentrated at the subsidiary level.